Exhibit 10.20

SECURITY AGREEMENT

This Security Agreement is made as of the 1st day of May, 2008, by IMAGE SENSING SYSTEMS, INC., a Minnesota corporation (hereinafter (“Debtor”) for the benefit of ASSOCIATED BANK, NATIONAL ASSOCIATION (the “Bank”).

For good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

ARTICLE I

DEFINITIONS

As used herein, the following terms shall have the meaning set forth:

“Bank” shall have the meaning set forth in the preamble hereto.

“Debtor” shall have the meaning set forth in the preamble hereto.

“Collateral” shall mean all property in which a security interest is granted pursuant to Article II hereof.

“Event of Default” shall have the meaning specified in Article V hereof.

“Loan Agreement” means the Loan Agreement of even date herewith between the Debtor and the Bank.

“Obligations” shall mean the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. sec. 362(a)) of (a) all debts, obligations and liabilities of Debtor to Bank arising out of credit previously granted, credit contemporaneously granted, and credit granted in the future by Bank to any Debtor, to any Debtor and another, or to another guaranteed or indorsed by any Debtor, and all or any portion of such obligations that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from Bank as a preference, fraudulent transfer or otherwise and (b) all obligations of any nature of Debtor now or hereafter existing under this Agreement.

Other terms defined herein shall have the meanings ascribed to them herein. Terms used herein but not defined shall have the meanings assigned to them in the Wisconsin Uniform Commercial Code, as amended from time to time.

ARTICLE II

SECURITY INTERESTS

As security for the payment and performance of all of the Obligations, Debtor hereby grants to the Bank a continuing security interest in all of Debtor’s following assets now owned or hereafter acquired or arising: all of Debtor’s goods, general intangibles, accounts, deposit accounts, investment property, letter of credit rights, letters of credit, chattel paper and instruments, whether now owned or hereafter acquired, and all additions and accessions to, all spare and repair parts, special tools, equipment and replacements for, software used in, all returned or repossessed goods the sale of which gave rise to, and all proceeds and products of the foregoing.

ARTICLE III

REPRESENTATIONS AND COVENANTS OF DEBTOR

Debtor represents, warrants and covenants that:

3.1        Authorization. The execution and performance of this Agreement has been duly authorized by all necessary action and does not and will not: (a) require any consent or approval of the stockholders, members or partners of any entity, or the consent of any governmental entity; or (b) violate any provision of any indenture, contract, agreement or instrument to which Debtor is a party or by which it is bound.

3.2        Title to Collateral. Debtor has good and marketable title to all of the Collateral and none of the Collateral is subject to any security interest except only the Permitted Liens as set forth in the Loan Agreement.

3.3        Disposition or Encumbrance of Collateral. Debtor will not encumber, sell or otherwise transfer or dispose of the Collateral without the prior written consent of Bank except in the ordinary course of business or as provided in this Agreement and the Loan Agreement and except for obsolete, damaged or unneeded Equipment or Equipment which may be replaced or disposed of in the ordinary course of business.

3.4        Maintenance of Loan Equipment. Debtor will maintain the Equipment in good condition and repair, ordinary wear and tear excepted, and except for Equipment no longer used or useful in the conduct of Debtor’s business. The Bank’s security interest attaches to all of the Collateral wherever located and Debtor’s failure to inform the Bank of the location of any item or items of Collateral shall not impair the Bank’s security interest therein.

3.5        Instruments as Proceeds. Notwithstanding any other provision in this Security Agreement, Debtor covenants that, upon the occurrence of and during the continuance of an Event of Default and upon demand by the Bank, instruments constituting cash Proceeds (for example, money and checks) shall be immediately deposited in deposit accounts with Bank.

3.6        Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling and shipping of the Collateral free of any liens, encumbrances and security interests prohibited by this Agreement (except the Permitted Liens as set forth in the Loan Agreement) and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale or lease thereof, shall be borne and paid by Debtor and if Debtor fails to promptly pay any thereof when due, Bank may, at its option, but shall not be required to pay the same whereupon the same shall constitute Obligations and shall be secured by the security interest granted hereunder.

3.7        Insurance. Debtor shall keep the Collateral and Bank’s interest in it insured under policies with such provisions for such, and by such insurers as shall be satisfactory to Bank, and shall, from time to time, furnish evidence of such insurance satisfactory to Bank. Debtor hereby assigns (and directs any insurer to pay) to Bank the proceeds of all such insurance and any premium refund in excess of $25,000.00, and authorizes Bank to endorse in the name of Debtor any instruments for such proceeds or refunds and, at the option of Bank, to apply such proceeds and refunds to any unpaid balance of the Obligations, whether or not due, and/or restoration of the Collateral, returning any excess to Debtor. Bank is authorized, in the name of Debtor or otherwise, to make, adjust and/or settle claims in excess of $25,000.00 under any credit insurance financed by Bank or any insurance on the Collateral, or cancel the same after the occurrence and during the continuance of an Event of Default.

3.8        Compliance with Law. Debtor will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

3.9        Additional Documentation. Debtor will execute, from time to time, such financing statements, assignments, and other documents covering the Collateral, including Proceeds, as Bank may reasonably request in order to create, evidence, perfect, maintain or continue the Bank’s security interest in the Collateral (including additional Collateral acquired by Debtor after the date hereof), and Debtor will pay the cost of filing the same in all public offices in which the Bank may deem filing to be appropriate; and will notify Bank promptly upon acquiring any additional Collateral other than in the ordinary course of business. Debtor agrees that it will not change its name or state of organization without first giving the Bank not less than 15 days prior written notice of such change and without executing any financing statements or other documents requested by it in relation thereto.

3.10      Chief Executive Office. The location of the chief executive office of Debtor is set forth at the end of this Agreement and will not be changed without 30 days’ prior written notice to the Bank. Debtor warrants that its books and records concerning the Collateral are located at its chief executive office.

3.11 Name of Debtor. Debtor’s true name and state of organization is as set forth in the preamble hereto. Debtor has not used any other name within the past five years except as previously disclosed to Bank in writing by Debtor. Neither Debtor nor any predecessor in title to any of the Collateral has executed any financing statements or security agreements presently effective as to the Collateral except with respect to the Permitted Liens.

3.12      Power of Attorney. Debtor irrevocably appoints Bank, or any other person whom Bank may from time to time designate, as Debtor’s attorney in fact (which appointment is deemed coupled with an interest) with power, exercisable upon the occurrence of and during the continuance of an Event of Default, to: (a) endorse Debtor’s name on any checks, notes, acceptances, drafts or other forms of payment or security that may come into Bank’s possession; (b) sign Debtor’s name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and confirmatory assignments of any Collateral, on notices of assignment, financing statements under the Uniform Commercial Code (the “Code”) and other public records; and (c) do all things necessary to carry out this Agreement. Debtor ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither the Bank nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law other than acts or errors based upon the Bank’s or attorney’s willful misconduct. This power, being coupled with an interest, is irrevocable so long as any Obligation remains unpaid. Debtor waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all notices to which Debtor may otherwise be entitled.

3.13      Maintenance of Security Interest. Debtor authorizes Bank to file Uniform Commercial Code financing statements describing the Collateral (including describing the Collateral as “all assets” or with words of similar effect) and amendments to such financing statements; and Debtor ratifies any such financing statements or amendments filed prior to the date of this Agreement. Debtor will cooperate with Bank in obtaining control of Collateral for which control may be required to perfect Bank’s security interest under applicable law.

ARTICLE IV

ASSIGNMENT OF INSURANCE

Debtor hereby assigns to the Bank, as additional security for payment of the Obligations, any and all monies due or to become due under, and any and all other rights of Debtor with respect to, any and all policies of insurance covering the Collateral and the proceeds of all such insurance and any premium refund, and Debtor hereby directs the issuer of any such policy to pay any such monies directly to Bank . Debtor shall obtain an endorsement to each such policy naming Bank as loss payee in form and substance acceptable to Bank. Bank may (but need not) in its own name or in the Debtor’s name execute and deliver proofs of claim, receive such monies, endorse checks and other instruments representing such monies, and settle or litigate any claim against the issuer of any such policy.

ARTICLE V

EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an event of default hereunder (an “Event of Default”).

Loan Agreement. The occurrence of an Event of Default as set forth in section 7 of the Loan Agreement; or

Misrepresentation. Any representation made to induce Bank to extend credit to Debtor under this Agreement or otherwise, is false in any material respect when made.

ARTICLE VI

RIGHTS AND REMEDIES ON DEFAULT

Upon the occurrence of and during the continuance of an Event of Default, and in addition to the rights granted to Bank under any other Articles hereof, Bank may exercise any one or more of the following rights and remedies:

6.1        Rights and Remedies Under Loan Documents. Bank may exercise all rights and remedies and take all actions as provided in any instruments and agreements evidencing or securing any of the Obligations (the “Loan Documents”).

6.2        Deal with Collateral. Bank may, in the name of Debtor or otherwise, demand, collect, receive and receipt for, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

6.3        Realize on Collateral. Bank may take any action which Bank may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Debtor any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral.

6.4        Access to Property. Bank may enter upon and into and inspect all of such part or parts of the properties of Debtor, including lands, buildings, and other property as may be necessary or appropriate in the judgment of Bank, to permit or enable Bank to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Bank may deem necessary or appropriate for said purposes without the payment of any compensation to Debtor therefor. Debtor shall provide Bank with all information and assistance requested by Bank to facilitate the storage, leasing, sale or other disposition or collection of the Collateral after an Event of Default.

6.5        Other Rights. Bank may exercise any and all other rights and remedies available to it by law or by agreement, including rights and remedies under the Uniform Commercial Code as adopted in the State of Wisconsin or any other applicable law, or under the Loan Documents and, in connection therewith, Bank may require Debtor to assemble the Collateral and make it available to Bank at a place to be designated by Bank, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Debtor at its address as shown on Bank’s records at least 10 days before the date of such disposition.

6.6        Application of Proceeds. All proceeds of Collateral shall be applied in accordance with Section 409.608 of the Uniform Commercial Code as adopted in the State of Wisconsin and such proceeds applied towards the Obligations shall be applied in such order as Bank may elect.

6.7 Grant of License to Use Patents and Trademarks. For the purpose of enabling the Bank to exercise its rights and remedies under this Agreement, Debtor hereby grants to Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use any patent or trademark, now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof; provided, however, the license granted hereunder shall be exercised only upon the occurrence of an Event of Default.

6.8 Waiver of Marshalling of Assets. Debtor hereby waives any equitable defenses of marshalling of assets, sale in inverse order of alienation, or any other equitable defenses similar thereto, which it may now or hereafter have.

ARTICLE VII

MISCELLANEOUS

7.1        No Liability on Collateral. It is understood that Bank does not in any way assume any of Debtor’s obligations under any of the Collateral. Debtor hereby agrees to indemnify Bank against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Bank’s willful misconduct.

7.2        No Waiver. Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by the party waiving the same. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

7.3        Remedies Cumulative. All rights and remedies of Bank shall be cumulative and may be exercised singularly or concurrently, at their option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

7.4        Governing Law/Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Wisconsin, except to the extent that the perfection of the security interest hereunder, or the enforcement of any remedies hereunder, with respect to any particular item of Collateral shall be governed by the laws of a jurisdiction other than the State of Wisconsin. Debtor hereby irrevocably submits to the jurisdiction of any Wisconsin or Federal court sitting in Milwaukee, Wisconsin, over any action or proceeding arising out of or relating to this Agreement, and Debtor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Wisconsin or Federal court except to the extent that Bank’s enforcement of its rights and remedies hereunder shall be governed by the laws of a jurisdiction other than the State of Wisconsin. Debtor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Debtor irrevocably consents to the service of copies of the summons and complaints and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to Debtor’s address stated below. Debtor agrees that a judgment, final by appeal or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 7.4 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Debtor or its property in the courts of any other jurisdictions.

7.5        Expenses. Debtor agrees to pay the reasonable attorneys’ fees and legal expenses incurred by Bank in the exercise of any right or remedy available to it under this Agreement, whether or not suit is commenced, including, without limitation, reasonable attorneys’ fees and legal expenses incurred in connection with any appeal of a lower court’s order or judgment.

7.6        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Debtor and Bank, shall create a continuing security interest in the Collateral.

7.7       THE DEBTOR AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND TO ANY OF THE OBLIGATIONS OF THE UNDERSIGNED HEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO.            THE DEBTOR AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

IMAGE SENSING SYSTEMS, INC.
A Minnesota corporation

By:	/s/ Gregory R. L. Smith
Gregory Smith, Treasurer and Chief Financial Officer

Address of Debtor:

1600 University Avenue West

500 Spruce Tree Centre

St. Paul, MN 55104